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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                               -------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  JULY 24, 1998
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             DATAMETRICS CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
           -----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-8567                                                 95-3545701
------------------------                                  --------------------
(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)


   25B HANOVER ROAD, FLORHAM PARK, NJ                            07932
----------------------------------------                      ------------
(Address of principal executive offices)                       (Zip Code)


                                 (973) 377-3900
           -----------------------------------------------------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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

ITEM 5
------
         On July 24, 1998 (the "Closing Date"), several investors (the "Investors") purchased $1,000,000 in aggregate principal amount of 7% Convertible Debentures due July 24, 2001 (the "Debentures") of Datametrics Corporation (the "Registrant") pursuant to a certain 7% Convertible Debenture Subscription Agreement dated as of July 24, 1998 (the "Agreement").
The aggregate cash consideration paid was $1,000,000.

         Fifty percent of the original aggregate principal amount of the Debentures are convertible at the Investors' election into shares of common stock, $.01 par value per share ("Common Stock") of the Registrant at any time after January 23, 1999, and the remainder at any time after March 14, 1999, at the lesser of (i) $2.125 per share of Common Stock or (ii) 80% of the average closing bid prices of the Common Stock for the preceding 10 trading days, provided that in the case of a conversion referred to in (ii), the Registrant has the option at its election to redeem the Debentures for 120% of the principal amount of Debentures thereof. The Registrant may also redeem the Debentures if the closing bid price of the Common Stock is greater than $4.25 for 20 consecutive trading days.

         The principal amount of the Debentures bears interest at the rate of 7% per annum and matures on July 24, 2001, at which time the Debentures convert automatically into Common Stock. The Debentures are subordinate and junior to the prior payment in full of all indebtedness for borrowed money of the Registrant. Imperial Bank, the Registrant's senior lender, has consented to the sale of Debentures.

         The Agreement contains certain covenants and restrictions and a related Registration Rights Agreement grants the Investors certain registration rights with respect to the shares of Common Stock which may be acquired upon conversion of the Debentures.

         The above discussion is qualified in its entirety by reference to the Agreement, the Debentures and the Registration Rights Agreement, copies of each of which are attached hereto as Exhibits and incorporated herein by this reference.


ITEM 7
------
         (c)      EXHIBITS


         Exhibits which, in their entirety, are incorporated by reference to any report, exhibit or other filing previously made with the Securities and Exchange Commission are designated by an asterisk (*) and the location of such material is included in its description.


EXHIBIT NO.           DESCRIPTION                                                                    PAGE NO.
-----------           -----------                                                                    --------

   3.1                Restated  Certificate of Incorporation  of Registrant,  as
                      currently in effect.                                                               *

   3.2                Certificate  of  Designations,  Preferences  and Relative,
                      Participating, Optional and Other Special Rights of Series                         *
                      B  Preferred  Stock and  Qualifications,  Limitations  and
                      Restrictions  thereof dated August 10, 1993  (incorporated by reference to Exhibit 4.1 to Registrant's Form 8-K dated
                      August 10, 1993).

   3.3                Bylaws of Registrant, as currently in effect (incorporated
                      by reference to Exhibit 3.2 to Registrant's  Form 10-K for                         *
                      the year ended October 28, 1990).

   3.4                First Amendment to the Restated By-Laws of the Registrant,
                      dated August 6, 1996 (incorporated by reference to Exhibit                         *
                      3.0 to the Registrant's Form 8-K dated August 6, 1996).

   4.1                7%  Convertible  Debenture  Subscription  Agreement  dated
                      Filed  Herewith as of July 24, 1998 between the Registrant
                      and the Investors named therein.                                              Filed Herewith

   4.2                Form of 7% Convertible Debenture.

   4.3                Registration  Rights  Agreement  dated as of July 24, 1998                    Filed Herewith
                      Filed  Herewith  between the  Registrant and the Investors
                      named therein.                                                                Filed Herewith

   10.1               Line of Credit Agreement,  Security Agreement, Addendum to                         *
                      Line  of   Credit   Agreement,   and   Loan   Disbursement
                      Instructions  dated  September  8, 1993  (incorporated  by reference  to Exhibit 10.1 to  Registrant's  Form 10-K for the year ended October 31, 1993).

   10.3               Lease for Woodland Hills facility  between the Company and                         *
                      Manufacturers  Life Insurance Company dated as of December
                      19, 1993, as amended on August 31, 1994  (incorporated  by reference  to Exhibit 10.2 to  Registrant's  Form 10-K for the year ended October 30, 1994).

   10.4               Agreement  between  the  Company  and Sidney E. Wing dated                         *
                      March 17, 1989  (incorporated by reference to Exhibit 10.4 to Registrant's Form 10-K for the year ended October 29,
                      1989).


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

EXHIBIT NO.           DESCRIPTION                                                                    PAGE NO.
-----------           -----------                                                                    --------


   10.5               Deferred  Compensation  Agreement  between the Company and                         *
                      Garland S. White dated October 18, 1989  (incorporated  by reference  to Exhibit 10.5 to  Registrant's  Form 10-K for the year ended October 29, 1989).

   10.6               Amended and Restated Agreement and Plan of Merger dated as                         *
                      of May 12,  1993  between  Registrant  and Rugged  Digital
                      Systems,   Inc.   ("Rugged   Digital")   (incorporated  by
                      reference to Exhibit 2 to Registrant's  Form 8-K dated May
                      12, 1993).

   10.7               Escrow   Agreement   dated   August  10,  1993  among  the                         *
                      Registrant  and  others  relating  to the  acquisition  of
                      Rugged Digital  (incorporated  by reference to Exhibit 4.3 to Registrant's Form 8-K dated August 10, 1993).

   10.8               Debt  Exchange  Agreement  dated  August  10,  1993  among                         *
                      Registrant    and   debt   holders   of   Rugged   Digital
                      (incorporated  by reference to Exhibit 4.2 to Registrant's
                      Form 8-K dated August 10, 1993).

   10.9               Security  and  Loan  Agreement   between   Registrant  and                         *
                      Imperial Bank executed  March 21, 1995, as amended May 15,
                      1995   (incorporated  by  reference  to  Exhibit  10.1  to
                      Registrant's  Form  10-Q for the  period  ended  April 30,
                      1995),  and as  amended  March 4,  1996  (incorporated  by reference  to period  ended April 30, 1995) and as amended
                      March 4, 1966  (incorporated  by reference to Exhibit 10.1 to  Registrant's  Form 10-Q for the period ended April 28,
                      1996).

   10.10              Agreement  between the Company  and the  Angeloff  Company                         *
                      dated  February  15, 1995  (incorporated  by  reference to
                      Exhibit  10.2 to  Registrant's  Form  10-Q for the  period ended April 30, 1995).

    21                List of Subsidiaries                                                               *

   24.1               Consent of Ernst & Young LLP, Independent Auditors.                                *

   24.2               Consent of Deloitte and Touche LLP, Independent Auditors.                          *

    27                Financial Data Schedule.                                                           *


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

EXHIBIT NO.           DESCRIPTION                                                                    PAGE NO.
-----------           -----------                                                                    --------


   99.1               The  Datametrics  Employee  Savings  Plan  And  The  Trust                         *
                      Agreement  Pursuant To The  Datametrics  Employee  Savings
                      Plan   (incorporated   by   reference  to  Exhibit  28  to
                      Registrant's  Statement  on Form S-8 filed on November 12,
                      1985 SEC File No. 33-01469.

   99.2               The  Amended  and  Restated  1993  Stock  Option  Plan  of                         *
                      Datametrics  Corporation  (incorporated  by  reference  to
                      Exhibit 28.2 to Registrant's  Form 10-K for the year ended
                      October 31, 1993).

   99.3               The 1986 Stock Option Plan of Datametrics Corporation,  as                         *
                      amended  (incorporated  by  reference  to Exhibit  28.1 to
                      Registrant's  Registration  Statement on Form S-8 filed on
                      June 10, 1987,  SEC File No.  33-14969 and Exhibit 28.5 to
                      Registrant's  Form  10-K for the year  ended  October  29,
                      1988).

   99.4               The 1982 Stock Option Plan of Datametrics Corporation,  as                         *
                      amended  (incorporated  by  reference  to Exhibit  28.2 to
                      Registrant's  Registration  Statement on Form S-8 filed on
                      June 10, 1987, SEC File No. 33-14969).

   99.5               The 1993 Directors' Option Plan of Datametrics Corporation                         *
                      (incorporated by reference to Exhibit 28.5 to Registrant's
                      Form 10-K for the year ended October 31, 1993).

   99.6               Datametrics Corporation  Supplemental Executive Retirement                         *
                      Plan and Master Trust Agreement (incorporated by reference to  Exhibit  28.6 to  Registrant's  From 10-K for the year ended October 30, 1994).

   99.7               The 1995  Stock  Option  Plan of  Datametrics  Corporation                         *
                      (incorporated by reference to Exhibit 28.7 to Registrant's
                      Form S-8 Filed May 30, 1996, SEC File No. 333-04815).

   99.8               The  Datametrics   Corporation  Employee  Qualified  Stock                         *
                      Purchase Plan  (incorporated  by reference to Exhibit 28.8 to  Registrant's  Form S-8 filed on May 30, 1996, SEC File
                      No. 333-04815).


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DATAMETRICS CORPORATION



                                       By:  /s/ Ronald Lefkon
                                            ----------------------------------
                                            Ronald Lefkon, Vice President and
                                            Chief Financial Officer


Dated July 24, 1998